Exhibit 99.1

EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of December 9, 2019, is entered into by and among UnitedHealth Group Incorporated, a Delaware corporation (“Parent”), Denali Merger Sub, Inc., a Michigan corporation and wholly owned subsidiary of Parent (“Sub”), and each of the persons set forth on Schedule A hereto (each, a “Shareholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, each Shareholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, no par value (the “Company Common Stock”), of Diplomat Pharmacy, Inc., a Michigan corporation (the “Company”), set forth opposite such Shareholder’s name on Schedule A (all such shares set forth on Schedule A next to the Shareholder’s name, in addition to any shares of Company Common Stock issued to or otherwise acquired or owned (record or beneficial, as defined in Rule 13d-3 under the Exchange Act) by such Shareholder after the date of this Agreement, being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, the Company, Parent and Sub, are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for Sub to commence a tender offer to purchase (subject to the Offer Conditions) all of the issued and outstanding shares of Company Common Stock for the consideration and upon the terms and subject to the conditions set forth in the Merger Agreement (the “Offer”) and, following the completion of the Offer, the merger of Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), such that immediately following the Merger, the Company will be a wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the MBCA (the “Transactions”); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and as an inducement and in consideration for Parent and Sub to enter into the Merger Agreement, each Shareholder, on such Shareholder’s own account with respect to the Subject Shares, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Article I
REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

Each of Parent and Sub represent and warrant to each Shareholder that:

Section 1.01        Authority; Binding Agreement. Each of Parent and Sub is a duly organized and validly existing corporation in good standing under the Laws of its respective state of incorporation. All of the issued and outstanding shares of capital stock of Sub are owned either directly or indirectly by Parent. Each of Parent and Sub has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub have been duly and validly authorized by all necessary corporate action on the part of each of Parent and Sub, and no other corporate proceedings on the part of Parent and Sub are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by Parent and Sub and, assuming the due authorization, execution and delivery by each Shareholder, constitutes the legal, valid and binding obligation of each of Parent and Sub, enforceable against each of Parent and Sub in accordance with its terms, except as enforceability may be limited by the Bankruptcy and Equity Exception.

Section 1.02        Non-Contravention. Neither the execution and delivery of this Agreement by Parent and Sub nor the consummation of the transactions contemplated hereby nor compliance by Parent and Sub with any provisions herein will: (a) violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of Parent or Sub; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any supranational, national, foreign, federal, state or local government or subdivision thereof, or governmental, judicial, legislative, executive, administrative or regulatory authority on the part of Parent and Sub, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States federal securities laws and the rules and regulations promulgated thereunder; (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or Permit to which Parent or Sub is a party or by which Parent or Sub or any of their respective assets or properties are bound; or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Sub or by which Parent or Sub or any of their respective assets or properties are bound, except, in the case of each of clauses (a) through (d), as would not reasonably be expected to have, a material adverse effect on the ability of either Parent or Sub to perform its respective obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

Article II
REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

Each Shareholder represents and warrants, on his or its own account with respect to the Subject Shares, to Parent and Sub as to himself or itself, that:

Section 2.01        Authority; Binding Agreement. If such Shareholder is an entity, such Shareholder is a duly organized and validly existing entity in good standing under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Shareholder’s entity powers and have been duly authorized by all necessary entity actions on the part of such Shareholder. Such Shareholder has full power, authority and capacity, as applicable, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery by Parent and Sub, constitutes a valid and binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

Section 2.02        Non-Contravention. Neither the execution and delivery of this Agreement by such Shareholder nor the consummation of the transactions contemplated hereby nor compliance by such Shareholder with any provisions herein will: (a) if such Shareholder is an entity, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Shareholder; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any supranational, national, foreign, federal, state or local government or subdivision thereof, or governmental, judicial, legislative, executive, administrative or regulatory authority on the part of such Shareholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States federal securities laws and the rules and regulations promulgated thereunder; (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or Permit to which such Shareholder is a party or by which such Shareholder’s Subject Shares are bound; (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on any of such Shareholder’s Subject Shares; or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Shareholder or by which any of such Shareholder’s Subject Shares are bound, except, in the case of each of clauses (a) through (e), as would not reasonably be expected to have, a material adverse effect on the ability of such Shareholder to perform his or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

Section 2.03        Subject Shares. Such Shareholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares listed on Schedule A opposite such Shareholder’s name, and, except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), such Subject Shares constitute all of the shares of Company Common Stock or other securities of the Company of which such Shareholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act). Other than as set forth on Schedule A, such Shareholder does not own any options to purchase or otherwise acquire any securities of the Company, and has no interest in or voting rights with respect to any securities of the Company. Such Shareholder has good and marketable title to all such Subject Shares free and clear of any Liens, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a shareholder in respect of such Subject Shares (collectively, “Encumbrances”), except for any such Encumbrance that may be imposed pursuant to (a) this Agreement and (b) any applicable restrictions on transfer under the Securities Act or any state securities law (collectively, “Permitted Encumbrances”). Except pursuant to this Agreement, no person has any contractual or other right or obligation to purchase or otherwise acquire any of such Shareholder’s Subject Shares.

Section 2.04        Voting Power. Such Shareholder has full voting power with respect to all of such Shareholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shareholder’s Subject Shares. None of such Shareholder’s Subject Shares are subject to any shareholders’ agreement, Encumbrance or other arrangement with respect to the voting of such Subject Shares that would prevent such Shareholder from complying with his or its obligations under this Agreement, except as provided hereunder.

Section 2.05        Reliance. Such Shareholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of such Shareholder’s own choosing. Such Shareholder understands and acknowledges that Parent and Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution, delivery and performance of this Agreement.

Section 2.06        No Litigation. With respect to such Shareholder there are no Proceedings pending against, or, to the knowledge of such Shareholder, threatened in writing against such Shareholder or any of such Shareholder’s properties or assets (including the Subject Shares) that would reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform his or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

Article III
AGREEMENT TO TENDER

Section 3.01        Tender of Subject Shares. Subject to the terms of this Agreement (including Section 5.01), each Shareholder hereby agrees that, pursuant to and in accordance with the terms of the Offer, it shall (a) validly tender, or cause to be tendered, into the Offer no later than fifteen (15) Business Days after the commencement of the Offer, all of such Shareholder’s Subject Shares free and clear of all Liens (other than Permitted Liens), and (b) not withdraw, or cause to be withdrawn, his or its Subject Shares from the Offer, unless and until (x) the date the Offer shall have terminated or expired with no further extensions or re-extensions of the Offer being permitted or required pursuant to the Merger Agreement, or (y) this Agreement shall have been terminated in accordance with Section 5.01. Each Shareholder shall (i) deliver, or cause to be delivered, to the depositary designated in the Offer (A) a letter of transmittal with respect to such Shareholder’s Subject Shares complying with the terms of the Offer, (B) a certificate or certificates representing the Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the depositary designated in the Offer may reasonably request) in the case of a book-entry transfer of any Subject Shares and (C) all other documents or instruments reasonably required to be delivered by shareholders of the Company pursuant to the terms of the Offer, and/or (ii) instruct such Shareholder’s broker or such other person that is the holder of record of such Shareholder’s Subject Shares beneficially owned by such Shareholder to tender such Subject Shares pursuant to and in accordance with the terms of the Offer.

Section 3.02        Other Obligations. Subject to the terms of this Agreement (including Section 5.01), each Shareholder hereby agrees that, during the time this Agreement is in effect, to the extent that any of such Shareholder’s Subject Shares have not been purchased in the Offer, at any annual or special meeting of the shareholders of the Company, however called, including any adjournment or postponement thereof, such Shareholder shall, in each case to the fullest extent that such Shareholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote, or cause to be voted, all of his or its Subject Shares, (i) against any action, proposal, transaction or agreement that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Shareholder contained in this Agreement or (B) result in any of the conditions set forth in Article VI or Annex II of the Merger Agreement not being satisfied on or before the Outside Date; (ii) against any agreement or arrangement related to or in furtherance of any Competing Proposal; (iii) against any other action, agreement or transaction the consummation of which would reasonably be expected to materially impede, materially interfere with, materially delay, materially postpone, materially discourage or adversely affect consummation of the Transactions by the Company, Parent or Sub (including the Offer or the Merger), including (x) any extraordinary corporate transaction, such as a merger, acquisition, sale, consolidation or other business combination involving the Company (other than the Merger); (y) a sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, extraordinary dividend or liquidation of the Company; or (z) any change in the present capitalization of the Company or any amendment or other change to the Company Organizational Documents (in the case of each of clauses (x), (y) and (z), solely to the extent the Company is prohibited from taking such action pursuant to the Merger Agreement); and (iv) in favor of (A) the approval of the adoption of the Merger Agreement and the Transactions contemplated thereunder and (B) any other matter necessary for consummation of the Transactions, which is considered at any such meeting of shareholders, and in connection therewith to execute any documents reasonably requested by Parent that are necessary or appropriate in order to effectuate the foregoing.

Section 3.03        Proxy. Each Shareholder, revoking (or causing to be revoked) any proxies that it has heretofore granted, hereby irrevocably appoints Parent, and any other person designated by Parent, with full power of substitution, as attorney-in-fact and proxy for and on behalf of such Shareholder, for and in the name, place and stead of such Shareholder, to (a) attend any and all shareholder meetings of the Company with respect to the matters set forth in Section 3.02; and (b) vote, express consent or dissent with respect to the Subject Shares in accordance with the provisions of Section 3.02 at any such meeting. The foregoing proxy shall be deemed coupled with an interest, is irrevocable and shall not be terminated by operation of law or upon the occurrence of any other event other than the valid termination of this Agreement pursuant to Section 5.01. Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 3.03 is given in connection with and granted in consideration of and as an inducement to Parent and Sub entering into the Merger Agreement and that such irrevocable proxy is given to secure the obligations of such Shareholder under Section 3.02 hereof. The irrevocable proxy set forth in this Section 3.03 is executed and intended to be irrevocable, subject, however, to automatic termination, upon the termination of this Agreement pursuant to Section 5.01. Each Shareholder agrees to take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes describe in this Agreement.

Article IV
ADDITIONAL COVENANTS

Each Shareholder hereby covenants and agrees that until the termination of this Agreement in accordance with Section 5.01:

Section 4.01        No Transfer; No Inconsistent Arrangements. Except as provided hereunder, from and after the date hereof and until this Agreement is terminated in accordance with Section 5.01, such Shareholder shall not, directly or indirectly, (a) create or permit to exist any Lien, other than Permitted Liens, on any of such Shareholder’s Subject Shares, (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose of (whether by sale, liquidation, dissolution, dividend or distribution), or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Shareholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract, option or other agreement, arrangement or understanding with respect to any Transfer of such Shareholder’s Subject Shares or any right or interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any of such Shareholder’s Subject Shares, (e) deposit or permit the deposit of any of such Shareholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Shareholder’s Subject Shares or (f) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Shareholder’s obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of such Shareholder herein untrue or incorrect in any material respect. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Shareholder agrees that any such prohibited action shall and will be enjoined. In furtherance of this Agreement, concurrently herewith, such Shareholder shall, and hereby authorizes Parent, Sub, the Company and their respective counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of such Shareholder’s Subject Shares and that this Agreement places limits on the voting and transfer of such Subject Shares. If any involuntary Transfer of any or all of such Shareholder’s Subject Shares shall occur (including, if applicable, a sale by such Shareholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees or the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Notwithstanding the foregoing, any Shareholder may Transfer Subject Shares to one or more partners or members of such Shareholder or to an affiliated entity under common control with such Shareholder or to any trustee or beneficiary of the trust, provided, that such a Transfer shall be permitted only if, as a precondition, the transferee of such Subject Shares agrees in writing, to accept such Subject Shares subject to the terms of this Agreement and to be bound by the terms of this Agreement and to agree and acknowledge that such person shall be deemed to constitute a Shareholder for all purposes of this Agreement. If so requested by Parent, such Shareholder agrees that the Subject Shares shall bear a legend stating that the respective Subject Shares are subject to this Agreement, provided such legend shall be removed if the Offer is terminated or withdrawn or the Merger Agreement is terminated in accordance with its terms or if this Agreement is otherwise terminated in accordance with the terms hereof.

Section 4.02        Appraisal Rights. Such Shareholder acknowledges that he or it shall not have any dissenters’ rights provided for in the MBCA in connection with the Transactions. Notwithstanding the foregoing, such Shareholder hereby irrevocably and unconditionally (a) agrees not to make a written demand or file a petition for appraisal, and waives and agrees not to exercise any appraisal, dissenters’ or similar rights pursuant to Section 762 of the MBCA or otherwise in respect of such Shareholder’s Subject Shares that may arise in connection with the Offer or the Merger, and (b) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company, Parent, Sub or any of their respective successors or affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, including any claim (x) challenging the validity of or seeking to enjoin the operation of any provision of this Agreement, other than claims or actions arising out of any breach of this Agreement by Parent or Sub, or (y) alleging any breach of any fiduciary duty of the Company’s board of directors in connection with the negotiation, execution and delivery of the Merger Agreement or the consummation of the Transactions contemplated thereby, including the Merger.

Section 4.03        Documentation and Information. Such Shareholder consents to and hereby authorizes Parent, Sub and the Company to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Entity in connection with the Transactions, and any press release or other disclosure document that Parent or Sub reasonably determines to be necessary in connection with the Offer, the Merger and any other Transactions contemplated by the Merger Agreement, such Shareholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Shareholder’s commitments and obligations under this Agreement, and such Shareholder acknowledges that Parent and Sub may file this Agreement or a form hereof with the SEC or with any other Governmental Entity. Such Shareholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Shareholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by such Shareholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.04        Adjustments. In the event of any stock split (including a reverse stock split), stock dividend, distribution, merger, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the term “Subject Shares” shall be deemed to refer to and include such shares, as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in the transaction.

Section 4.05         No Solicitation. Unless the Agreement has been terminated, such Stockholder shall not take, or fail to take, any action that would be a breach of Section 5.03(a) of the Merger Agreement if taken, or not taken, by the Company. Notwithstanding the foregoing or any other provision of this Agreement, such Shareholder and its Representatives and affiliates may participate in discussions and negotiations with any person (or its Representatives) from whom the Company has received a bona fide written Competing Proposal that did not result from a breach of Section 5.03 of the Merger Agreement if and to the extent that (a) the Company is entitled to, and is, engaging in discussions or negotiations with such person in accordance with Section 5.03 of the Merger Agreement and (b) such Shareholder’s and its Representatives’ negotiations and discussions are in conjunction with the Company’s discussions and negotiations and otherwise comply with Section 5.03(a) of the Merger Agreement as if such Shareholder and its Representatives were bound thereby. Each Shareholder shall not, and shall use commercially reasonable efforts to cause its affiliates not to, make any Competing Proposal.

Section 4.06        Notice of Acquisitions. Each Shareholder hereby agrees to notify Parent as promptly as practicable (and in any event within 24 hours after receipt) of the number of any additional shares of Company Common Stock or other securities of the Company of which Shareholder acquires beneficial ownership on or after the date hereof.

Article V
MISCELLANEOUS

Section 5.01        Termination. This Agreement shall terminate automatically with respect to a Shareholder, without any notice or other action by any person, upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry into any material amendment or modification to the Merger Agreement without the consent of such Shareholder that results in a decrease in, or change in the form of, the Offer Price or the Merger Consideration (except as otherwise permitted under the Merger Agreement), (d) the date the Offer shall have terminated or expired with no further extensions or re-extensions of the Offer being permitted or required pursuant to the Merger Agreement, in each case without acceptance for payment of the Subject Shares pursuant to the Offer or (e) the mutual written consent of Parent and such Shareholder. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) the provisions of this Article V shall survive any termination of this Agreement and (y) nothing set forth in this Section 5.01 shall relieve any party from liability for any breach of this Agreement prior to termination hereof.

Section 5.02        Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Offer or the Merger are consummated.

Section 5.03        Entire Agreement. This Agreement, together with Schedule A, constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and except as provided by Section 5.11, this Agreement is not intended to grant standing to any person other than the parties hereto.

Section 5.04         Amendments and Waivers. Any provision of this Agreement may be amended or waived, but only if such amendment or waiver is in writing and signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by the party waiving such provision. At any time and from time to time prior to the Acceptance Time, either party may, to the extent permissible under applicable Law and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements for the benefit of such party contained herein. Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 5.05        Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties; provided, that (a) Parent or Sub may assign any of their respective rights and obligations to any person to whom the Merger Agreement is assigned in accordance with Section 8.05 thereof, but no such assignment shall relieve Parent or Sub, as the case may be, of its obligations hereunder and (b) each Shareholder may assign his or its rights and obligations to any person to whom the Subject Shares are transferred in accordance with Section 4.01. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 5.05 shall be null and void.

Section 5.06        Notices. All notices and other communications hereunder shall be in writing in one of the following formats and shall be deemed given (a) upon actual delivery, if personally delivered to the party to be notified; (b) when sent, if sent by email or facsimile, to the party to be notified; provided, however, that notice given by email or facsimile shall not be effective unless (i) such notice specifically states that it is being delivered pursuant to this Section 5.06 and either (ii)(A) a duplicate copy of such email or facsimile notice is promptly given by one of the other methods described in this Section 5.06 or (B) the receiving party delivers a written confirmation of receipt for such notice either by email (excluding “out of office” replies) or facsimile or any other method described in this Section 5.06; or (c) when delivered, if sent by a courier (with confirmation of delivery); in each case to the party to be notified at (x) in the case of any notice to Parent or Sub, to the address, facsimile number or email address set forth in Section 8.02 of the Merger Agreement and (y) if to a Shareholder, to such Shareholder’s address, facsimile number or email address set forth opposite such Shareholder’s name on Schedule A hereto, or to such other address, facsimile number or email address as such party may hereafter specify for such purpose by written notice to Parent delivered in accordance with this Section 5.06.

Section 5.07        Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed, in accordance with their specific terms or were otherwise breached or threatened to be breached. It is accordingly agreed that, in addition to any other remedy that may be available to it, including monetary damages, each of the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In the event that any action is brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The parties further agree that no party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.07 and each party irrevocably waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 5.08        Jurisdiction. Each of the parties hereto irrevocably agrees that any Proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such Proceeding for itself and in respect of his or its property, generally and unconditionally, to the exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, (a) any claim that he or it is not personally subject to the jurisdiction of the above named courts, (b) any claim that he or it, or his or its property, is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable Law, any claim that (i) the Proceeding in such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii)  this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 5.06; provided, however, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Law.

Section 5.09        WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (d) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

Section 5.10        Governing Law. This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware, except to the extent the Laws of the State of Michigan are mandatorily applicable.

Section 5.11        No Third-Party Beneficiaries. Each of the parties agrees that his or its respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and, except as otherwise set forth herein, this Agreement is not intended to, and does not, confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties and are for the sole benefit of the parties.

Section 5.12        Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic delivery or otherwise) to the other parties. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

Section 5.13        Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction (a) shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement and (b) shall not, solely by virtue thereof, be invalid or unenforceable in any other jurisdiction. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, the parties shall negotiate in good faith to determine a suitable and equitable provision to be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

Section 5.14        No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the Company’s board of directors has approved the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto and (c) this Agreement is executed by all parties hereto.

Section 5.15         Headings. Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

Section 5.16        Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The word “since” when used in this Agreement in reference to a date shall be deemed to be inclusive of such date. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. Any agreement or instrument referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent and references to all attachments thereto and instruments incorporated therein. References to “$” shall mean United States dollars. Any reference to days means calendar days unless Business Days are expressly specified. References to “written” or “in writing” include in electronic form.

Section 5.17        Capacity as a Shareholder. Shareholder signs this Agreement solely in Shareholder’s capacity as a shareholder of the Company, and not in Shareholder’s capacity as a director, officer or employee of the Company or any Company Subsidiary. Nothing herein shall in any way restrict any Shareholder who is a director or officer of the Company in the exercise of his or her fiduciary duties solely as a director or officer of the Company or prevent or be construed to create any obligation on the part of any such Shareholder from taking any action solely in his or her capacity as a director or officer of the Company.

Section 5.18        Further Assurances. From time to time and without additional consideration, each Shareholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as Parent or Sub may reasonably request for the purpose of carrying out and furthering the intent of this Agreement or as may be reasonably necessary or advisable to effect the actions and consummate the transactions contemplated by this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties have duly executed this Agreement or caused this Agreement to be duly executed by such party on its behalf as of the date first written above.

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ John F. Rex
Name: John F. Rex
Title: Chief Financial Officer

DENALI MERGER SUB, INC.

By:	/s/ Jeffrey D. Grosklags
Name: Jeffrey D. Grosklags
Title: Executive Vice President

PHILIP R. HAGERMAN, INDIVIDUALLY AND AS TRUSTEE OR CO-TRUSTEE OF THE TRUSTS FOR WHICH HE IS IDENTIFIED AS TRUSTEE ON THE ATTACHED SCHEDULE A

/s/Philip R. Hagerman
PHILIP R. HAGERMAN

JOCELYN HAGERMAN, INDIVIDUALLY AND AS TRUSTEE OR CO-TRUSTEE OF THE TRUSTS FOR WHICH SHE IS IDENTIFIED AS TRUSTEE ON THE ATTACHED SCHEDULE A

By:	/s/Jocelyn Hagerman
JOCELYN HAGERMAN

AMY GLENN, AS INDEPENDENT TRUSTEE OR CO-TRUSTEE OF THE TRUSTS FOR WHICH SHE IS IDENTIFIED AS INDEPENDENT TRUSTEE OR CO-TRUSTEE ON THE ATTACHED SCHEDULE A

By:	/s/Amy Glenn
Name: AMY GLENN
Title: CO-TRUSTEE

SCHEDULE A

Name of Shareholder	Shareholder Address	Shares of Company Common Stock
PHILIP R. HAGERMAN	[***]	35,871
PHILIP R HAGERMAN REVOCABLE TRUST (PHILIP HAGERMAN SOLE TRUSTEE)	[***]	1,280,099
2007 HAGERMAN FAMILY GST TRUST (AMY GLENN INDEPENDENT TRUSTEE)	[***]	3,391,609
JH GST TRUST 2007 (PHILIP HAGERMAN SOLE TRUSTEE)	[***]	3,600,091
2013 IRREVOCABLE EXEMPT TRUST FOR THOMAS R. HAGERMAN (AMY GLENN INDEPENDENT TRUSTEE)	[***]	1,475,876
2013 IRREVOCABLE EXEMPT TRUST FOR TAYLOR G. HAGERMAN (AMY GLENN INDEPENDENT TRUSTEE)	[***]	1,475,876
2013 IRREVOCABLE EXEMPT TRUST FOR JENNIFER K. HAGERMAN (PHILIP HAGERMAN SOLE TRUSTEE)	[***]	1,311,292
2013 IRREVOCABLE EXEMPT TRUST FOR MEGAN LINEBERGER (PHILIP HAGERMAN SOLE TRUSTEE)	[***]	1,075,293
2014 IRREVOCABLE EXEMPT TRUST FOR THOMAS R. HAGERMAN (AMY GLENN INDEPENDENT TRUSTEE)	[***]	313,337
2014 IRREVOCABLE EXEMPT TRUST FOR TAYLOR G. HAGERMAN (AMY GLENN INDEPENDENT TRUSTEE)	[***]	313,337
2014 IRREVOCABLE EXEMPT TRUST FOR JENNIFER K. HAGERMAN (PHILIP HAGERMAN SOLE TRUSTEE)	[***]	313,337

2014 IRREVOCABLE EXEMPT TRUST FOR MEGAN LINEBERGER (PHILIP HAGERMAN SOLE TRUSTEE)	[***]	313,337
JOCELYN HAGERMAN LIVING TRUST (JOCELYN HAGERMAN SOLE TRUSTEE)	[***]	367,528
JH MARITAL TRUST (PHILIP HAGERMAN SOLE TRUSTEE)	[***]	263,500
PH MARITAL TRUST (JOCELYN HAGERMAN AND AMY GLEN CO-TRUSTEES)	[***]	272,000
IRREVOCABLE TRUST FOR THOMAS HAGERMAN (AMY GLENN INDEPENDENT TRUSTEE)	[***]	394,910
IRREVOCABLE TRUST FOR TAYLOR HAGERMAN (AMY GLENN INDEPENDENT TRUSTEE)	[***]	394,910
IRREVOCABLE NON-EXEMPT TRUST FOR THOMAS HAGERMAN (AMY GLENN INDEPENDENT TRUSTEE)	[***]	367,256
IRREVOCABLE NON-EXEMPT TRUST FOR TAYLOR HAGERMAN (AMY GLENN INDEPENDENT TRUSTEE)	[***]	367,256